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                                                                      EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our reports dated January 28, 1997 incorporated by reference and included in this Form 10-K into the Company's previously filed registration statements on Form S-8 (File No.'s 333-22035 and 333-17473), Form S-4 (File No.'s 33-60013 and 33-302671) and Form S-3 (File no. 33-5780).



ARTHUR ANDERSEN LLP

Chicago, Illinois
March 24, 1997